February 1, 2023

Ariel Appreciation Fund Investor Class (CAAPX) Institutional Class (CAAIX)

Before you invest, please review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the prospectus, shareholder reports, other required portfolio information, and other information at www.arielinvestments.com/prospectus-and-reports. You may also obtain this information at 800.292.7435 or email@arielinvestments.com. This summary prospectus incorporates by reference the Fund’s full prospectus and statement of additional information, both dated February 1, 2023, each as supplemented from time to time, and the financial statements included in the Fund’s annual report to shareholders, dated September 30, 2022.

INVESTMENT OBJECTIVE

Ariel Appreciation Fund’s fundamental objective is long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes fees and expenses that you may pay if you buy hold and sell shares of Ariel Appreciation Fund (the “Fund”).

Shareholder fees (fees paid directly from your investment)

	Investor Class	Institutional Class

Maximum sales charge (load) imposed on purchases	None	None

Maximum deferred sales charge (load)	None	None

Maximum sales charge (load) imposed on reinvested dividends	None	None

Redemption fees	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class

Management fees	0.71%	0.71%

Distribution and service (12b-1) fees	0.25%	None

Other expenses	0.14%	0.08%

Total annual fund operating expenses	1.10%	0.79%

The example below illustrates the expenses you would pay on a $10,000 investment in the Fund. It assumes the Fund earned an annual return of 5% each year, the Fund’s operating expenses remain the same and that you redeem your shares at the end of each time period. The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Your actual expenses may be greater or less than the amounts shown.

Expense example

	Investor Class	Institutional Class

1-Year	$112	$81

3-Year	$350	$252

5-Year	$606	$439

10-Year	$1,340	$978

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests in mid-capitalization (“mid cap”) undervalued companies that show strong potential for growth. The Fund invests primarily in equity securities of U.S. companies that have market capitalizations within the range of the companies in the Russell Midcap® Index, measured at the time of initial purchase. As of December 31, 2022, the market capitalizations of the companies in the Russell Midcap Index ranged from $310 million to $53 billion (Source: FactSet). The Fund may invest a portion of the portfolio outside (above or below) this market capitalization range. Also, the market capitalizations for the Fund’s portfolio companies may change over time, and the Fund is permitted to invest in (hold and purchase) a company even if its market capitalization moves outside the stated range.

The Fund’s strategy is rooted in the contrarian investment philosophy of Ariel Investments, LLC (“Ariel” or the “Adviser”), which depends on three interrelated tenets: patience, focus and independent thinking.

A Patient View. The Fund generally seeks to own differentiated companies with certain characteristics, such as strong cash flows, low debt, quality products or services, significant barriers to entry, predictable fundamentals that allow for the potential for double-digit earnings growth (at time of initial purchase), and low reinvestment requirements. We take a long-term view, and look past short-term price volatility, seeking to hold investments for a relatively long period of time—generally three to five years. However, the holding period may vary for any particular stock. Our long-term approach enables us to take our time to research a company and wait as long as necessary for its stock to reach a price we view as undervalued relative to our estimate of its private market value.

A Focused Approach. We seek to invest within our circle of competence, allowing us to build expertise and accumulate deep knowledge in specific sectors, to isolate key issues of importance, and to have strong convictions in the stocks purchased and held. This often results in the Fund investing a significant portion of its assets among fewer sectors than its benchmarks. The Fund is a diversified fund that generally will hold between 25–45 securities in its portfolio. The Fund does not invest in companies whose primary source of revenue is derived from the production or sale of tobacco products, the manufacture of firearms, or the operation of for-profit prisons. We believe these industries may be more likely to face shrinking growth prospects, litigation costs and legal liability that cannot be quantified.

A Team of Independent Thinkers. As independent thinkers, we make opportunistic purchases when we see companies that are temporarily out of favor, misunderstood or ignored—generally seeking to invest in companies that are trading at a low valuation relative to potential earnings and/or a low valuation relative to our estimate of intrinsic worth. We perform our own original proprietary research that often leads us to buy when others are selling and sell when others are buying. The primary reasons we will sell a stock are: (i) if its valuation reaches our determination of its private market value, (ii) if a better opportunity for investment presents itself, or (iii) if there are material adverse changes to a company’s fundamentals. In addition, the Adviser has adopted procedures to sell stocks that it views as substantially outside the strategy’s mid cap range.

PRINCIPAL RISKS

Although Ariel makes every effort to achieve the Fund’s objective of long-term capital appreciation, Ariel cannot guarantee it will attain that objective. You could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•	Mid cap stocks held by the Fund could fall out of favor and returns would subsequently trail returns of the overall stock market. The performance of such stocks could also be more volatile. Mid cap stocks often have less predictable earnings, more limited product lines and markets, and more limited financial and management resources than large cap stocks.

•	The intrinsic value of the stocks in which the Fund invests may never be recognized by the broader market.

•	The Fund is often concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

•	Investing in equity securities is risky and subject to the volatility of the markets. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, often will decline in value.

You should consider investing in the Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

PERFORMANCE

The bar chart and the table below show two aspects of the Fund: variability and performance. The bar chart shows the variability of the Fund’s Investor Class annual total returns over time by showing changes in the Fund’s Investor Class performance from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of the Russell Midcap® Value Index and the Russell Midcap® Index, which reflect the markets in which the Fund invests, and the S&P 500® Index, a broad measure of market performance. The bar chart and table provide some indication of the risks of investing in the Fund. To obtain updated performance information, visit the Fund’s website at arielinvestments.com or call 800.292.7435. The Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Total return for the year ended December 31

Best Quarter	4Q 20	+23.57%
Worst Quarter	1Q 20	-31.43%

2	SLOW AND STEADY WINS THE RACE

Average annual total returns as of December 31, 2022

	1-Year	5-Year	10-Year	Since Inception 12/1/1989[1]

Investor Class return before taxes	-12.43%	4.87%	9.32%	9.96%

Investor Class return after taxes on distributions	-14.40%	2.57%	6.85%	8.36%

Investor Class return after taxes on distributions and sale of fund shares	-5.92%	3.65%	7.21%	8.33%

Institutional Class return before taxes[1]	-12.16%	5.19%	9.67%	10.08%

Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)	-12.03%	5.72%	10.11%	10.74%

Russell Midcap® Index (reflects no deductions for fees, expenses or taxes)	-17.32%	7.10%	10.96%	10.79%

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-18.11%	9.42%	12.56%	9.76%

1 The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Investor Class, for such period of time), without any adjustments.

After tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and are not relevant if Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary.

INVESTMENT ADVISER

Ariel Investments, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John W. Rogers, Jr., Lead Portfolio Manager from 2002–2011, Co-Portfolio Manager since December 2011.

Timothy Fidler, CFA, Portfolio Manager from 2009–2011, Co-Portfolio Manager since December 2011.

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to page 19 of this Prospectus.

PURCHASE AND SALE OF FUND SHARES

Investors may purchase, redeem or exchange Fund shares on any business day by written request, online at arielinvestments.com, by telephone, by wire transfer, or through a financial intermediary. Individuals may open new accounts online at arielinvestments.com or by mailing a signed account application and submitting your payment (in the form of a check or wire transfer). IRA transfers and rollovers, corporate accounts, and trust accounts cannot be opened online. Once your account is opened, you may conduct transactions by mail (Ariel Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-

5207, for overnight service), online at arielinvestments.com or by telephone at 800.292.7435. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial investment for Investor Class shares is $1,000. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum subsequent investment in a Fund for both share classes is $100. Investment minimums may be waived in certain circumstances, including participating in the Funds’ Automatic Investment Program.

TAX INFORMATION

A Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a financial advisor or a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SLOW AND STEADY WINS THE RACE	3

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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APPREC SUMPRO ©02/23 AI–06